Income Taxes (Details 1) - USD ($) $ in Thousands	3 Months Ended			12 Months Ended
	Apr. 02, 2016	Oct. 03, 2015	Mar. 28, 2015	Apr. 02, 2016		Mar. 28, 2015	Mar. 29, 2014
Current (expense) benefit:
Federal				$ (4,285)		$ (15,862)	$ (875)
State				(541)		(2,871)	24
Foreign				(33,346)		(16,175)	(9,939)
Total current (expense) benefit				(38,172)		(34,908)	(10,790)
Deferred (expense) benefit:
Federal				27,794		100,884	488
State				(31,229)	[1]	3,928	59
Foreign				15,624		5,158	(988)
Total deferred (expense) benefit				12,189		109,970	(441)
Total	$ (21,500)	$ (13,800)	$ 110,000	$ (25,983)		$ 75,062	$ (11,231)

[1]	(1) In fiscal 2016, the state deferred tax expense included a $31.0 million income tax expense related to an increase in the valuation allowance for the deferred tax asset related to state net operating losses and tax credits.